POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Bruce D. Hansen and Britt B. Banks, each of them acting individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Newmont USA Limited (the "Corporation") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including, without limitation, the power and authority to sign his or her name in any and all capacities (including his capacity as a Director and/or Officer of the Corporation) to (i) the Registration Statement on Form S-3 or such other form as may be appropriate and any amendments thereto (including post-effective amendments) registering the issuance from time to time pursuant to Rule 415 of, among other things, debt securities of Newmont Mining Corporation and guarantees thereof of the Corporation, and (ii) any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 24th day of October, 2003.

Signature                                 Title


/s/ David H. Francisco                    Chairman of the Board and Director
----------------------
 David H. Francisco



/s/ Britt D. Banks
----------------------                    Director
  Britt D. Banks



/s/ Richard M. Perry
----------------------                    President and Director
  Richard M. Perry                        (Principal Executive Officer)



/s/ Thomas P. Mahoney
----------------------                    Vice President and Treasurer
  Thomas P. Mahoney                       (Principal Financial Officer)



/s/ David W. Peat
---------------------                     Vice President and Controller
   David W. Peat                          (Principal Accounting Officer)